BRIDGE BUILDER TRUST
(the “Trust”)
Bridge Builder International Equity Fund (the “Fund”)
Supplement dated August 24, 2021
to the Prospectus dated October 28, 2020, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
Effective August 23, 2021, the parent organization of Marathon Asset Management LLP (“Marathon-London LLP”) effected a corporate restructuring (the “Restructuring”) that resulted in the transition of services provided to the Fund by Marathon-London LLP under a sub‑advisory agreement among Olive Street Investment Advisers, Inc. (“Olive Street” or the “Adviser”), Marathon-London LLP, and the Trust, on behalf of the Fund, to Marathon Asset Management Limited (“Marathon-London Limited”) under a new sub‑advisory agreement among Olive Street, Marathon-London Limited, and the Trust, on behalf of the Fund. The Restructuring did not result in a change of control of Marathon-London LLP or Marathon-London Limited.
Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The fourth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser may allocate Fund assets to the following Sub‑advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Marathon Asset Management Limited (“Marathon-London”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.
The following disclosure hereby replaces the third sentence of the second paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreements of Marathon Asset Management LLP and Marathon Asset Management Limited, respectively, for the International Equity Fund will be available in the Funds’ annual report to shareholders for the period ending June 30, 2021.

3.
The following disclosure hereby replaces the first paragraph of the sub‑section entitled “Sub‑advisers and Portfolio Managers – International Equity Fund – Marathon-London” under the section entitled “Management of the Funds”:

Marathon-London
Marathon Asset Management Limited (“Marathon-London”), Orion House, 5 Upper St Martin’s Lane, London, United Kingdom, WC2H 9EA serves as a Sub‑adviser to the International Equity Fund under a sub‑advisory agreement with the Adviser on behalf of the Fund. Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees. Marathon-London was founded in London in 1986 and is registered as an investment adviser with the SEC. As of June 30, 2021 Marathon-London had assets under management of approximately $60.8 billion.
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BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder International Equity Fund

(the “Fund”)

Supplement dated August 24, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective August 23, 2021, the parent organization of Marathon Asset Management LLP (“Marathon-London LLP”) effected a corporate restructuring (the “Restructuring”) that resulted in the transition of services provided to the Fund by Marathon-London LLP under a sub-advisory agreement among Olive Street Investment Advisers, Inc. (“Olive Street” or the “Adviser”), Marathon-London LLP, and the Trust, on behalf of the Fund, to Marathon Asset Management Limited (“Marathon-London Limited”) under a new sub-advisory agreement among Olive Street, Marathon-London Limited, and the Trust, on behalf of the Fund. The Restructuring did not result in a change of control of Marathon-London LLP or Marathon-London Limited.

Accordingly, the SAI is hereby supplemented and revised as follows:

The first paragraph and the “Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares” sub-section in the “Marathon Asset Management Limited” disclosure in the sub-section entitled “International Equity Fund” under the section of the SAI entitled “The Funds’ Investment Teams” are hereby deleted and replaced with the following:

Marathon Asset Management Limited (“Marathon-London”), Orion House, 5 Upper St Martin’s Lane, London, United Kingdom, WC2H 9EA is a Sub-adviser for an allocated portion of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees. Marathon-London was founded in London in 1986 and is registered as an investment adviser with the SEC. For its services as a Sub-adviser, Marathon-London is entitled to receive a fee from the International Equity Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the International Equity Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of May 31, 2021. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Neil M. Ostrer	3	$10.5 billion	15	$22.1 billion	45	$22.2 billion
Charles Carter	3	$10.5 billion	14	$21.8 billion	45	$22.2 billion
Nick Longhurst	2	$6.1 billion	9	$18.6 billion	33	$17.4 billion
William J. Arah	3	$10.5 billion	14	$22.2 billion	44	$23.9 billion
Simon Somerville	3	$10.5 billion	13	$21.9 billion	44	$23.9 billion
Michael Nickson	3	$10.5 billion	15	$21.5 billion	42	$21.4 billion
Justin Hill	3	$10.5 billion	12	$21.3 billion	42	$21.4 billion
Alex Duffy	4	$10.5 billion	14	$21.9 billion	42	$21.4 billion
Accounts Subject to Performance Fees
Neil M. Ostrer	1	$4.3 billion	15	$22.1 billion	6	$2.0 billion
Charles Carter	1	$4.3 billion	14	$21.8 billion	6	$2.0 billion
Nick Longhurst	2	$6.1 billion	9	$18.6	3	$674 million
William J. Arah	1	$4.3 billion	14	$22.2 billion	7	$2.2 billion
Simon Somerville	1	$4.3 billion	13	$21.9 billion	7	$2.2 billion
Michael Nickson	1	$4.3 billion	15	$21.5	6	$2.0 billion
Justin Hill	1	$4.3 billion	12	$21.3 billion	6	$2.0 billion
Alex Duffy	1	$4.3 billion	14	$21.9 billion	6	$2.0 billion

As of May 31, 2021, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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